UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

COASTAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19684 (Commission File Number)	57-0925911 (IRS Employer Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina 29577
(Address of principal executive offices) (Zip Code)

(843)205-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

        On April 20, 2005, Coastal Financial Corporation announced its financial results for the second fiscal quarter ended March 31, 2005. The press release announcing financial results for the second fiscal quarter ended March 31, 2005 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

        Exhibit 99.1      Press Release dated April 20, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION By: /s/ Michael C. Gerald ———————————————— Michael C. Gerald President and Chief Executive Officer